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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2006

                              PIVX SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                  000-33625                     87-0618509
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

         23 CORPORATE PLAZA, SUITE 280, NEWPORT BEACH, CALIFORNIA 92660
               (Address of principal executive offices) (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 903-3368

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.02(a)  Unregistered Sales of Equity Securities


     (a) Securities sold. On June 22, 2006, the Company entered into an agreement with Jason Coombs for the purchase and sale of 10,000,000 shares of Series A Preferred Stock and 5,000,000 shares of Common Stock.

     (b) Consideration. The consideration to be received by the Company in exchange for the shares of Series A Preferred Stock was $1,000, the par value of the shares. The consideration for the Common Stock is unpaid consulting fees and intellectual property owned by Jason Coombs to be assigned to the Company. The Board of Directors of the Company deems the intellectual property.

     (c) Exemption from registration claimed. The offer and sale of the Shares were exempt form registration under the Securities Act of 1933, as amended (the "Act") pursuant to the exemptions provided by Section 4(2) of the Act and under Rule 506 of Regulation D. The sale of the shares of Series A Preferred Stock and Common Stock for the consideration provided by the investor is a transaction by the issuer that is not a public offering. The Company has not used any means of general solicitation or marketing to effect the transaction. The transaction involves only one (1) investor, which is a qualified "accredited investor" and the Company has answered such questions and provided such information to the accredited investor as has been requested in order to complete the transaction. Neither the Company, nor any of its officers or directors are subject to any of the disqualification provisions of the Act. Additionally, the shares cannot be sold for a period of at least one (1) year without registration.

     (d) The Series A Preferred Stock are not convertible into any other class or series of securities of the Company but have five votes per share.


Item 5.02 Departure of Directors or Principle Officers; Election of Directors:
Appointment of Principle Officers

On June 23, 2006, the Company's Chief Executive Officer, Tydus Richards, submitted his resignation as Chief Executive Officer of the Company, effective June 23, 2006, to pursue other interests and opportunities. Mr. Richards remains a director of the Company.

On June 23, 2006, the Company's Board of Directors elected Jason Coombs as a Director of the Company and appointed Mr. Coombs to the office of Chief Executive Officer, effective June 23, 2006.




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Item 9.01(d) Financial Statements and Exhibits.

Exhibit 1.        Letter Agreement dated June 22, 2006 between Company and Jason
                  Coombs.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 23, 2006

                                             PivX Solutions, Inc.

                                             By: /s/ Tydus Richards
                                                 -------------------------------
                                                 Tydus Richards,
                                                 Chief Executive Officer